   As Filed with the Securities and Exchange Commission on October 26, 1999

                                                      Registration No. 333-39551
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          ___________________________

                                   Form S-3

                        Post-Effective Amendment No. 4
                                      to
                            Registration Statement
                                     under
                          the Securities Act of 1933
                           ________________________

                              Avista Corporation
            (Exact name of registrant as specified in its charter)


                  Washington                            91-0462470
       (State or other jurisdiction of               (I.R.S. Employer
       incorporation or organization)               Identification No.)

                           1411 East Mission Avenue
                           Spokane, Washington 99202
                                (509) 489-0500
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)

                     -------------------------------------

      J.E. ELIASSEN, Senior Vice President         J. ANTHONY TERRELL
          and Chief Financial Officer            Thelen Reid & Priest LLP
               Avista Corporation                   40 West 57th Street
            1411 East Mission Avenue             New York, New York 10019
            Spokane, Washington 99202                 (212) 603-2000
                 (509) 489-0500

  (Name and address, including zip code, and telephone number, including area code, of agents for service)

                     -------------------------------------
               It is respectfully requested that the Commission
           send copies of all notices, orders and communications to:
                            John E. Baugardner, Jr.
                              Sullivan & Cromwell
                               125 Broad Street
                           New York, New York 10004
                                 212-558-4000

================================================================================

                                    PART II


Item 16.    Exhibits.
            --------

Reference is made to the Exhibit Index on p. II-3 hereof.

                               POWER OF ATTORNEY

     T.M. Matthews, Chairman of the Board, President and Chief Executive Officer of the Registrant, whose signature appears below, hereby appoints each such Agent for Service as his attorney-in-fact with like authority to sign in his name and behalf, in any and all capacities stated below, and to file with the Commission any and all such amendments.



                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane and State of Washington on the 26th day of October, 1999.

                                           AVISTA CORPORATION

                                           By    /s/ J.E. Eliassen
                                             -----------------------------------
                                                 J. E. Eliassen
                                                 Senior Vice President and
                                                 Chief Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              Signature                         Title                Date
              ---------                         -----                ----
        /s/ T.M. Matthews               Principal Executive        10/26/99
-----------------------------------     Officer and Director
            T.M. Matthews
 (Chairman of the Board, President
     and Chief Executive Officer)

          /s/ J.E. Eliassen             Principal Financial and    10/26/99
-----------------------------------     Accounting Officer
J.E. Eliassen (Senior Vice President,
    and Chief Financial Officer

                 *                      Directors                  10/26/99
-----------------------------------
David A. Clark, Sarah M.R. Jewell,
John F. Kelly, Eugene W. Meyer,
Bobby Schmidt, Larry A. Stanley,
R. John Taylor

*By  /s/ J.E. Eliassen
   -----------------------------------
     J.E. Eliassen (Attorney-in-Fact)

                                 EXHIBIT INDEX

Exhibit    Description
-------    -----------
5(a)(2)-5 Opinion and Consent of Paine, Hamblen, Coffin, Brooke & Miller LLP.
5(b)(2)-5 Opinion and Consent of Thelen Reid & Priest LLP.